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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  March 31, 2005
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                          BECTON, DICKINSON AND COMPANY
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             (Exact Name of Registrant as Specified in Its Charter)

                                    New Jersey
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                   (State or Other Jurisdiction of Incorporation)

                001-4802                                 22-0760120
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        (Commission File Number)             (IRS Employer Identification No.)

   1 Becton Drive, Franklin Lakes, New Jersey                   07417-1880
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    (Address of Principal Executive Offices)                    (Zip Code)

                             (201) 847-6800
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               (Registrant's Telephone Number, Including Area Code


                                   N/A
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         (Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K Filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 8.01         Other Events.

On March 25, 2005, Louisiana Wholesale Drug Company, Inc., a Louisiana corporation, filed a proposed class action lawsuit against Becton, Dickinson and Company ("BD") in the United States District Court in Newark, New Jersey. The complaint alleges that BD violated federal antitrust laws, resulting in the charging of higher prices for certain BD products to plaintiff and other proposed class members. The plaintiff seeks money damages in an as yet undisclosed amount. BD believes that the plaintiff's allegations are without merit and intends to defend this lawsuit vigorously.

On March 29, 2005, BD and C.A. Greiner & Soehne GmbH ("Greiner") reached a settlement in the patent infringement lawsuit filed by Greiner against BD in January 2004 in the Patent Court of the Central London County Court in London, England. The settlement resolves all outstanding claims in the suit.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           BECTON, DICKINSON AND COMPANY
                                                  (Registrant)



                                           By: /s/ Dean J. Paranicas
                                               --------------------------------
                                                   Dean J. Paranicas
                                                   Vice President, Corporate
                                                   Secretary and Public Policy


Date: March 31, 2005